UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2003

FARMLAND INDUSTRIES, INC.
Debtor-in-possession as of May 31, 2002
(Exact name of registrant as specified in its charter)

Kansas	001-11629	44-0209330
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12200 North Ambassador Drive
Kansas City, Missouri	64163-1244
(Address of principal executive offices)	(Zip Code)

816-713-7000
(Registrant's telephone number, including area code)

Not Changed
(Former name or former address, if changed since last report)

ITEM 2.            Acquisition or Disposition of Assets

Effective August 6, 2003, Farmland consummated the sale of our approximate 71% interest in Farmland National Beef Packing Co. ("FNBPC"), to our minority partner, U.S. Premium Beef ("USPB").   FNBPC is the nation's fourth largest beef packer, processing 3.8 billion pounds of beef per year.  FNBPC's assets include beef packing plants in Liberal and Dodge City, Kansas, as well as case-ready meat facilities in Hummels Wharf, Pennsylvania and Moultrie, Georgia.  The sale of our interest in FNBPC was in conjunction with our reorganization proceedings and was subject to approval by the bankruptcy court.  An auction was held for these assets during July 2003 and USPB's bid was approved by the Court on July 21, 2003.  This transaction resulted in the purchase of our interest in FNBPC by the buyers for consideration, in aggregate, of approximately $253.8 million in cash, of which $21.8 million is recorded as an accounts receivable.  The sales proceeds were used to repay our remaining $0.7 million bank debt as required under the terms of both our DIP Credit Facility and our Pre-petition Credit Facility.  All additional funds will be held as cash reserves until such time as our plan of reorganization is confirmed by the bankruptcy court.

ITEM 7.            Financial Statements and Exhibits

The following pro forma condensed consolidated financial statements are presented to illustrate the effects of the sale of our beef marketing assets (the "Disposition") on the historical financial position and operating results of Farmland.

The following pro forma condensed consolidated balance sheet of Farmland at May 31, 2003 gives effect to the Disposition as if it had occurred on that date.  The pro forma condensed consolidated statements of operations for the nine months ended May 31, 2002 and 2003 and for the years ended August 31, 2000, 2001 and 2002 give effect to the Disposition as if it had occurred as of the beginning of the earliest period presented.

The pro forma condensed consolidated financial statements have been derived from, and should be read in conjunction with, Farmland's historical consolidated financial statements, including the accompanying notes.  Those financial statements are included in our Quarterly Report on Form 10-Q for the nine months ended May 31, 2003 and our Annual Report on Form 10-K for the year ended August 31, 2002.

The pro forma condensed consolidated financial statements are presented only for informational purposes.  As a result, the accompanying pro forma condensed consolidated financial statements are also not necessarily indicative of the financial position or results of operations of Farmland that would have occurred had the Disposition been consummated as of the dates indicated.

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES

(Debtors-in-Possession)

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

May 31, 2003

(UNAUDITED)

ASSETS

	May 31, 2003
	Farmland	Pro Forma	Farmland
		Adjustments	Pro Forma
	(a)	(b)	(c)
	(Amounts in Thousands)
Current Assets:
Cash and cash equivalents	$-0-	$218,370(6)	$218,370
Accounts receivable - trade (net of allowance for doubtful accounts of $16,123 at May 31, 2003)....................	266,144	(130,856)(1)(2)	135,288
Inventories..............................................	258,420	(57,851)(1)	200,569
Other current assets................................	76,345	(33,232)(1)	43,113
Current assets from discontinued operations	49,289	-0-	49,289
Total Curent Assets..............................	$650,198	$(3,569)	$646,629

Investments and Long-term Receivables.......	$213,933	$(696)(1)	$213,237

Property, Plant & Equipment:
Property, plant and equipment, at cost......	$1,152,349	$(292,626)(1)	$859,723
Less accumulated depreciation and
amortization......................................	748,244	(132,628)(1)	615,616
Net Property, Plant & Equipment.................	$404,105	$(159,998)	$244,107

Other Assets:
Goodwill.................................................	$28,289	$(15,787)(1)	$12,502
Intangible assets.....................................	23,688	-0-	23,688
Other long-term assets............................	39,769	(2,114)(1)	37,655
Long-term assets from discontinued
operations............................................	5,459	-0-	5,459
Total Other Assets...............................	$97,205	$(17,901)	$79,304

Total Assets..............................................	$1,365,441	$(182,164)	$1,183,277

___________________________

See accompanying Notes to Pro Forma Condensed Consolidated Balance Sheet

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES
(Debtors-in-Possession)
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
May 31, 2003
(UNAUDITED)

LIABILITIES AND EQUITIES

	May 31, 2003
		Pro Forma	Farmland
	Farmland	Adjustment	Pro Forma
	(a)	(b)	(c)
	(Amounts in Thousands)
Current Liabilities:
Checks and drafts outstanding...............	$22,125	$(22,125)(1)	$-0-
Current maturities of long-term debt........	40,676	(38,139)(1)(4)	2,537
Accounts payable - trade......................	60,068	(22,539)(1)	37,529
Other current liabilities..........................	125,936	(51,279)(1)(3)	74,657
Current liabilities from discontinued
operations.........................................	12,251	-0-	12,251
Total Current Liabilities.......................	$261,056	$(134,082)	$126,974

Liabilities Subject to Compromise:
Liabilities subject to compromise...........	$814,514	$-0-	$814,514
Liabilities subject to compromise from
discontinued operations......................	57,229	-0-	57,229
Total Liabilities Subject to Compromise	$871,743	$-0-	$871,743

Long-Term Liabilities:
Long-term borrowings (excluding
current maturities).............................	$146,614	$(126,949)(1)	$19,665
Other long-term liabilities.......................	41,821	(2,230)(1)	39,591
Total Long-Term Liabilities..................	$188,435	$(129,179)	$59,256

Minority Owners' Equity in Subsidiaries.....	$51,028	$(47,506)(1)	$3,522

Net Loss.................................................	$(435,415)	$-0-	$(435,415)

Capital Shares and Equities:
Preferred shares, authorized 8,000,000 shares, 8% Series A
cumulative redeemable preferred shares,
stated at redemption value, $50
per share..........................................	$100,000	$-0-	$100,000
Common shares authorized
50,000,000 shares, $25 par value........	526,075	-0-	526,075
Accumulated other comprehensive income	106	-0-	106
Earned surplus and other equities..........	(197,587)	128,125(5)	(69,462)
Total Capital Shares and Equities.......	$428,594	$128,125	$557,197

Total Liabilities and Equities.....................	$1,365,441	$(182,164)	$1,183,277

__________________________

See accompanying Notes to Pro Forma Condensed Consolidated Balance Sheet

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES
(Debtors-In-Possession)
NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(a)	Reflects Farmland's historical financial position at May 31, 2003.
(b)	Pro forma adjustments to record the Disposition as of May 31, 2003 reflect:
	1)	The sale of our interest in FNBPC which is compromised of all the assets and liabilities of FNBPC, to USPB for cash;
2)

A receivable for approximately $21.8 million for a post-closing payment that represents our pro-rata share of theFNBPC partners' distribution for the quarter ending August 31, 2003.  This amount represents a preliminary estimate and will not be finalized until after the quarter has been completed;

	3)	Reversal of book/tax timing differences related to assets sold to and liabilities assumed by the buyers, largely offset by an increase in the valuation allowance for our deferred tax assets;
4)

Under terms of our DIP and Pre-petition Credit Facilities, we are required to use the net sales proceeds to reduce outstanding borrowings under these facilities, which amounted to $20.4 million at May 31, 2003;

	5)	The increase in equity represents the gain we recognized on consummation of this transaction; and
6)

The proceeds from disposition of $232.0 million, net of $20.4 million paydown of outstanding borrowings under our DIP and Pre-Petition Credit Facilities, and a reclassification of $6.8 million from checks and drafts outstanding.

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES
(Debtors-in-Possession)
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Year Ended August 31, 2000
		Pro Forma	Farmland
	Farmland	Adjustment	Pro Forma
	(a)	(b)
	(Amounts in Thousands)

Sales..................................................................	$9,794,575	$(2,818,631)(1)	$6,975,644
Cost of sales.......................................................	9,332,978	(2,704,629)(1)	6,628,349

Gross income......................................................	$461,597	$(114,002)(1)	$347,595

Selling, general and administrative expenses..........	(449,601)	21,864(1)	(427,737)

Interest expense..................................................	(107,980)	3,612(1)	(104,368)

Interest income....................................................	9,877	(496)(1)	9,381

Other income (expense).......................................	26,695	(580)(1)	26,115

Equity in net income of investees..........................	56,891	-0-	56,891

Minority owners' interest in net income
of subsidiaries..................................................	(24,996)	25,554(2)	558

Loss from continuing operations before
income tax benefit.............................................	$(27,517)	$(64,048)	$(91,565)

Income tax benefit................................................	18,136	1,100(1)	19,236

Loss from continuing operations............................	$(9,381)	$(62,948)	$(72,329)

___________________________________

See accompanying Notes to Pro Forma Condensed Consolidated Statements of Operations

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES
(Debtors-in-Possession)
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Year Ended August 31, 2001
		Pro Forma	Farmland
	Farmland	Adjustment	Pro Forma
	(a)	(b)
	(Amounts in Thousands)

Sales..................................................................	$9,197,314	$(3,052,726)(1)	$6,144,588
Cost of sales.......................................................	8,803,451	(2,944,519)(1)	5,858,932

Gross income......................................................	$393,863	$(108,207)(1)	$285,656

Selling, general and administrative expenses..........	(363,210)	25,210(1)	(338,000)

Restructuring and other charges............................	(80,325)	-0-	(80,325)

Interest expense..................................................	(118,237)	2,742(1)	(115,495)

Interest income....................................................	12,535	(588)(1)	11,947

Other income (expense).......................................	19,677	(293)(1)	19,384

Equity in net income of investees..........................	27,457	-0-	27,457

Minority owners' interest in net income
of subsidiaries..................................................	(23,164)	23,120(2)	(44)

Loss from continuing operations before
income tax benefit.............................................	$(131,404)	$(58,016)	(189,420)

Income tax benefit................................................	27,619	913(1)	28,532

Loss from continuing operations............................	$(103,785)	$(57,103)	$(160,888)

__________________________

See accompanying Notes to Pro Forma Condensed Consolidated Statements of Operations

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES
(Debtors-in-Possession)
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Year Ended August 31, 2002
		Pro Forma	Farmland
	Farmland	Adjustment	Pro Forma
	(a)	(b)
	(Amounts in Thousands)

Sales..................................................................	$6,574,004	$(3,217,359)(1)	$3,356,645
Cost of sales.......................................................	6,330,287	(3,114,062)(1)	3,216,225

Gross income......................................................	$243,717	$(103,297)(1)	$140,420

Selling, general and administrative expenses..........	(339,599)	23,506(1)	(316,093)

Restructuring and other charges............................	(51,876)	-0-(1)	(51,876)

Interest expense..................................................	(82,886)	6,332(1)	(76,554)

Interest income....................................................	251	(271)(1)	(20)

Other income (expense).......................................	(15,804)	(3,693)(1)	(19,497)

Equity in net income of investees..........................	34,124	943(1)	35,067

Minority owners' interest in net income
of subsidiaries..................................................	(22,404)	22,527(2)	123

Reorganization expense.......................................	(69,114)	-0-(1)	(69,114)

Loss from continuing operations before
income tax expense..........................................	$(303,591)	$(53,953)	$(357,544)

Income tax expense.............................................	(5,521)	(1,053)(1)	(6,574)

Loss from continuing operations............................	$(309,112)	$(55,006)	$(364,118)

_______________________________________

See accompanying Notes to Pro Forma Condensed Consolidated Statements of Operations

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES
(Debtors-in-Possession)
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Nine Months Ended May 31, 2002
		Pro Forma	Farmland
	Farmland	Adjustment	Pro Forma
	(a)	(b)
	(Amounts in Thousands)

Sales........................................................................	$4,644,583	$(2,385,948)(1)	$2,258,635
Cost of sales.............................................................	4,486,546	(2,326,592)(1)	2,159,954

Gross income............................................................	$158,037	$(59,356)(1)	$98,681

Selling, general and administrative expenses................	(236,937)	17,191(1)	(219,746)

Restructuring and other credits....................................	(49,237)	-0-	(49,237)

Interest expense........................................................	(58,997)	4,895(1)	(54,102)

Interest income..........................................................	1,662	(95)	1,567

Other income (expense)..............................................	(1,368)	(4,128)(1)	(5,496)

Equity in net income (loss) of investees........................	22,572	719(1)	23,291

Minority owners' interest in net income of subsidiaries...	(11,870)	11,859(2)	(11)

Reorganization expense..............................................	(54,719)	-0-	(54,719)

Loss from continuing operations before
income tax benefit...................................................	$(230,857)	$(28,915)	$(259,772)

Income tax benefit......................................................	54,764	-0-	54,764

Loss from continuing operations..................................	$(176,093)	$(28,915)	$(205,008)

_______________________________

See accompanying Notes to Pro Forma Condensed Consolidated Statements of Operations

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES
(Debtors-in-Possession)
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

	Nine Months Ended May 31, 2003
		Pro Forma	Farmland
	Farmland	Adjustment	Pro Forma
	(a)	(b)	(c)
	(Amounts in Thousands)

Sales........................................................................	$4,834,785	$(2,621,845)(1)	$2,212,940
Cost of sales.............................................................	4,610,713	(2,560,021)(1)	2,050,692

Gross income............................................................	$224,072	$(61,824)(1)	$162,248

Selling, general and administrative expenses................	(167,510)	18,747(1)	(148,763)

Restructuring and other credits....................................	557	-0-	557

Interest expense........................................................	(20,906)	3,707(1)	(17,199)

Interest income..........................................................	1,139	(437)(1)	702

Other income (expense)	53,473	(2,778)(1)	50,695

Equity in net income (loss) of investees........................	17,410	978(1)	18,388

Minority owners' interest in net income of subsidiaries...	(12,146)	12,027(2)	(119)

Reorganization expense..............................................	(453,871)	-0-	(453,871)

Loss from continuing operations before
income tax benefit (expense)....................................	$(357,782)	$(29,580)	$(387,362)

Income tax benefit (expense).......................................	-0-	-0-	-0-

Loss from continuing operations..................................	$(357,782)	$(29,580)	$(387,362)

____________________________________________

See accompanying Notes to Pro Forma Condensed Consolidated Statements of Operations

FARMLAND INDUSTRIES, INC. AND SUBSIDIARIES
(Debtors-in-Possession)
NOTES TO PRO FORMA CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS
NINE MONTHS ENDED MAY 31, 2002 AND 2003 AND
YEARS ENDED AUGUST 31, 2000, 2001 AND 2002

(a)	Reflects Farmland's historical operating results for the nine months ended May 31, 2002 and 2003 and for the years ended August 31, 2000, 2001 and 2002.
(b)	Pro forma adjustments to record the Disposition for the nine months ended May 31, 2002 and 2003, and for the years ended August 31, 2000, 2001 and 2002 reflect the following directly identifiable items:
	1)	The effect of excluding sales, cost of sales, selling, general and administrative expenses, interest expense and other expenses associated with the Disposition; and
	2)	The effect of eliminating the minority owners' interest in net income held by USPB prior to the sale being consumated.
(c)	Based on information currently available, Management estimates that the transactions described in this filing will result in a gain, net of taxes, of approximately $128.1 million. This gain is not reflected in these pro forma statements of operations. This gain will be recognized in the quarter ending August 31, 2003.

Exhibits

2.A	Asset Sale and Purchase Agreement between Farmland Industries, Inc. and U.S. Premium Beef dated, June 12, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FARMLAND INDUSTRIES, INC.
(Registrant)

By:	/s/ STEVEN R. RHODES
Steven R. Rhodes
Executive Vice President
and Chief Financial Officer

Date:  August 15, 2003

EXHIBIT INDEX

2.A	Asset Sale and Purchase Agreement between Farmland Industries, Inc. and U.S. Premium Beef dated, June 12, 2003.